Exhibit 99.2

Quarterly
Operating Supplement
First Quarter 2004

Quarterly Operating Supplement

1	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Table of Contents

Quarterly Operating Supplement

Radian Reinsurance Inc.

Quarterly Operating Supplement

March 31, 2004

Introductory Note

Radian Reinsurance Inc. was merged with and into Radian Asset Assurance Inc. effective as of June 1, 2004. All current year information presented herein is as of and/or for the quarter ended March 31, 2004 and does not take into account the effects of this merger.

Company Profile

Radian Reinsurance Inc., founded in 1986 and rated AA by Fitch Ratings and Standard & Poor’s and Aa3 by Moody’s, was the first company dedicated exclusively to the reinsurance of investment-grade securities. The Company is a leading provider of treaty and facultative reinsurance for primary insurers of municipal bonds, asset-backed obligations and structured finance obligations, helping insurers manage portfolio risk exposure, increase insurance capacity, and meet regulatory and rating-agency capital requirements.

Radian Reinsurance Inc. is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Reinsurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Introductory Note / Company Profile / Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Key Financial Highlights* ($ Thousands)

	Quarter ended March 31, 2004
	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Net premiums written	$205,669	$—	$(24,241)	$181,428

Net premiums earned	$207,116	$—	$36,304	$243,420
Net investment income	28,513	48	21,144	49,705
Equity in net income/(loss) of affiliates	—	33,402	(920)	32,482
Other income	5,486	2,874	40	8,400

Total revenues	241,115	36,324	56,568	334,007

Provision for losses	98,123	—	16,644	114,767
Policy acquisition costs	17,142	—	5,141	22,283
Other operating expenses	37,746	3,979	11,434	53,159
Interest expense	5,503	724	3,427	9,654

Total expenses	158,514	4,703	36,646	199,863

Gain/(loss) on disposition of investments	24,122	3,173	(619)	26,676
Change in fair value of derivative instruments	4,426	49	172	4,647

Net gains/(losses)	28,548	3,222	(447)	31,323

Pretax income	111,149	34,843	19,475	165,467

Income tax provision	30,647	12,195	2,615	45,457

Net income	$80,502	$22,648	$16,860	$120,010

Total assets	$3,929,574	$304,921	$2,306,598	$6,541,093
Deferred policy acquisition costs	79,092	—	121,999	201,091
Reserve for losses	521,102	—	265,013	786,115
Unearned premiums	92,228	—	564,081	656,309

Equity	$1,905,233	$250,212	$1,188,040	$3,343,485

*	Reported on a GAAP basis.

3	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Key Financial Highlights

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Segment Information–Financial Guaranty ($ Thousands)

	Quarter ended March 31, 2004
	As Reported	Impact of Clawback	As Adjusted Excluding Clawback
Net premiums written	$(24,241)	$(96,417)	$72,176

Net premiums earned	$36,304	$(24,892)	$61,196
Net investment income	21,144	—	21,144
Equity in net loss of affiliates	(920)	—	(920)
Other income	40	—	40

Total revenues	56,568	(24,892)	81,460

Provision for losses	16,644	—	16,644
Policy acquisition costs	5,141	(9,766)	14,907
Other operating expenses	11,434	—	11,434
Interest expense	3,427	—	3,427

Total expenses	36,646	(9,766)	46,412

Loss on disposition of investments	(619)	—	(619)
Change in fair value of derivative instruments	172	(791)	963

Net (losses)/gains	(447)	(791)	344

Pretax income	19,475	(15,917)	35,392
Income tax provision	2,615	(5,571)	8,186

Net income	$16,860	$(10,346)	$27,206

The above schedule shows the Financial Guaranty Segment, on a GAAP basis, as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to above as the clawback) of business previously ceded to Radian Reinsurance Inc. (the “Company”) by one of the primary insurer customers of the Financial Guaranty Segment. The adjusted numbers are shown in Column 3. The impact of the clawback (Column 2) reflects the clawback of business ceded to the Company in prior periods. This clawback will only affect the first quarter (and, as a result, the year-to-date periods) of 2004. Accordingly, management believes that Column 3 provides useful information to investors by presenting a more meaningful basis of comparison for the Financial Guaranty Segment’s future results.

4	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Segment Information–Financial Guaranty

Quarterly Operating Supplement

Radian Reinsurance Inc.

Statutory Income Statements ($ Thousands)

	Quarter ended
	March 31 2004	March 31 2003
Revenues
Gross premiums written	$(72,338)	$45,804
Reinsurance premiums ceded	1,277	(166)

Net premiums written	(71,061)	45,638
Decrease (increase) in unearned premiums	93,438	(20,057)

Premiums earned	22,377	25,581

Net investment income	12,339	12,212
Net realized gain on sale of investments	2,313	2,700

Net investment gains	14,652	14,912

Other (expense) income	(1,646)	58

Total revenues	35,383	40,551

Expenses
Losses and loss adjustment expenses incurred	(96)	3,478
Commissions incurred	(24,907)	16,591
Other underwriting expenses	4,643	1,846

Total expenses	(20,360)	21,915

Income before income taxes	55,743	18,636
Federal and foreign income tax expense	11,814	2,711

Net income	$43,929	$15,925

Financial Ratios
Loss and LAE Ratio	–0.4%	13.6%
Underwriting Expense Ratio	28.5%	40.4%

Combined Ratio	28.1%	54.0%

On February 11, 2004, the Company announced that, effective January 31st, one of its primary insurers was exercising its right to recapture business, which had been assumed by the Company as part of the Company’s reinsurance agreements.

Similar to the terms of many of the Company’s reinsurance agreements with other primary insurers, the reinsurance agreements with the applicable primary insurer grant the primary insurer the right to recapture business assumed by the Company under certain circumstances. This recapture right was triggered by the Company’s financial strength rating downgrade from AAA to AA by Standard and Poor’s, which occurred on October 4, 2002.

In connection with the recapture, the Company has returned approximately $16.4 billion of par in force and approximately $96.4 million of statutory unearned premium reserves to the primary insurer. In addition, the Company has been reimbursed by the primary insurer for policy acquisition costs of approximately $31.0 million. The Company has also reimbursed the primary insurer approximately $7.5 million for case reserves which were net of $4.0 million of salvage.

The Company has reached agreements with its other primary insurer customers, without additional cost to the Company, where they have agreed not to exercise their recapture or ceding commission increase rights with respect to the downgrade by Standard and Poor’s.

5	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Statutory Income Statements

Quarterly Operating Supplement

Radian Reinsurance Inc.

Statutory Balance Sheets ($ Thousands)

	March 31 2004	December 31 2003
Assets
Long-term bonds	$995,845	$991,764
Cash and short-term investments	14,913	76,397
Receivable for securities	243	—

Total Investments	1,011,001	1,068,161

Investment income due and accrued	13,345	13,930
Premiums receivable	8,069	9,746
Funds held by reinsured companies	5,211	7,575
Current federal income tax recoverable	—	7,957
Net deferred tax asset	1,584	1,889
Other assets	1,922	2,316

Total Assets	$1,041,132	$1,111,574

Liabilities
Contingency reserve	$173,429	$261,850
Losses and loss adjustment expenses	20,892	43,002
Reinsurance payable on paid losses and loss adjustment expenses	528	3,625
Current federal income taxes	12,862	—
Unearned premiums	318,870	412,308
Payable for securities	3,052	—
Commissions and contingent profit commissions	929	742
Ceded reinsurance premiums payable	1,158	1,245
Payable to affiliates	5,279	7,274
Accrued expenses and other liabilities	1,880	11,448

Total Liabilities	538,879	741,494

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	186,500	186,500
Unassigned funds	300,753	168,580

Total Policyholders’ Surplus	502,253	370,080

Total Liabilities and Policyholders’ Surplus	$1,041,132	$1,111,574

Qualified Statutory Capital	$675,682	$631,930

On February 11, 2004, the Company announced that, effective January 31st, one of its primary insurers was exercising its right to recapture business, which had been assumed by the Company as part of the Company’s reinsurance agreements.

Similar to the terms of many of the Company’s reinsurance agreements with other primary insurers, the reinsurance agreements with the applicable primary insurer grant the primary insurer the right to recapture business assumed by the Company under certain circumstances. This recapture right was triggered by the Company’s financial strength rating downgrade from AAA to AA by Standard and Poor’s, which occurred on October 4, 2002.

In connection with the recapture, the Company has returned approximately $16.4 billion of par in force and approximately $96.4 million of statutory unearned premium reserves to the primary insurer. In addition, the Company has been reimbursed by the primary insurer for policy acquisition costs of approximately $31.0 million. The Company has also reimbursed the primary insurer approximately $7.5 million for case reserves which were net of $4.0 million of salvage.

The Company has reached agreements with its other primary insurer customers, without additional cost to the Company, where they have agreed not to exercise their recapture or ceding commission increase rights with respect to the downgrade by Standard and Poor’s.

Effective April 30, 2003, the Company entered into an assumption reinsurance agreement, with regard to its Trade Credit business, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

Effective December 31, 2003, the Company entered into a novation agreement, with regard to its Trade Credit business, with an affiliated company (Radian Asset Assurance Limited) whereby the Company novated unearned premiums of $20.0 million and loss and loss adjustment reserves of $26.7 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

6	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Statutory Balance Sheets

Quarterly Operating Supplement

Radian Reinsurance Inc.

Gross Premiums Written by Product ($ Thousands)

	1st Qtr 2004	1st Qtr 2003	% Change
Public Finance	$(68,326)	$26,790	–355%
Structured Finance	1,530	11,792	–87%
Trade Credit Reinsurance	(5,542)	7,222	–177%

	$(72,338)	$45,804	–258%

On February 11, 2004, Radian Reinsurance Inc. (the “Company”) announced that, effective January 31st, one of its primary insurers was exercising its right to recapture business, which had been assumed by the Company as part of the Company’s reinsurance agreements.

Similar to the terms of many of the Company’s reinsurance agreements with other primary insurers, the reinsurance agreements with the applicable primary insurer grant the primary insurer the right to recapture business assumed by the Company under certain circumstances. This recapture right was triggered by the Company’s financial strength rating downgrade from AAA to AA by Standard and Poor’s, which occurred on October 4, 2002.

In connection with the recapture, the Company has returned approximately $16.4 billion of par in force and approximately $96.4 million of statutory unearned premium reserves to the primary insurer. In addition, the Company has been reimbursed by the primary insurer for policy acquisition costs of approximately $31.0 million. The Company has also reimbursed the primary insurer approximately $7.5 million for case reserves which were net of $4.0 million of salvage.

The Company has reached agreements with its other primary insurer customers, without additional cost to the Company, where they have agreed not to exercise their recapture or ceding commission increase rights with respect to the downgrade by Standard and Poor’s.

Total Claims-Paying Resources and Leverage Ratios

($ Thousands except ratios)

	March 31 2004	December 31 2003	% Change
Capital and Surplus	$502,253	$370,080	36%
Contingency Reserve	173,429	261,850	–34%

Qualified Statutory Capital	675,682	631,930	7%

Unearned Premium Reserve	318,870	412,308	–23%
Loss and Loss Expense Reserves	20,892	43,002	–51%

Total Policyholders’ Reserves	1,015,444	1,087,240	–7%

Present Value of Future Installment Premiums	149,640	254,102	–41%
Reinsurance and Soft-Capital Facilities	95,000	125,000	–24%

Total Claims-Paying Resources	$1,260,084	$1,466,342	–14%

Total Debt Service (Principal and Interest) Outstanding	$66,236,347	$90,231,840	–27%
Capital Leverage Ratio [1]	98:1	143:1
Claims-Paying Ratio [2]	53:1	62:1

1	Capital Leverage Ratio: Total debt service/Qualified statutory capital.
2	Claims-Paying Ratio: Total debt service/Total claims-paying resources.

7	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Reinsurance Inc.

Investment Portfolio Highlights

Asset Quality

As of March 31, 2004, the book value of our investment portfolio was $1.0 billion, with an average duration of 5.5 years.

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

8	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

State	Net Par (3/31/2004)	Percent of total	Net Par (12/31/2003)	Percent of total
California	$4,006,158	9.8%	$5,559,232	9.7%
New York	2,975,676	7.2%	3,650,233	6.3%
Texas	2,270,954	5.5%	2,645,631	4.6%
Illinois	1,934,376	4.7%	2,307,437	4.0%
Florida	1,794,250	4.4%	2,422,728	4.2%
Pennsylvania	1,380,721	3.3%	1,731,354	3.0%
Massachusetts	1,307,496	3.2%	1,882,621	3.3%
New Jersey	1,079,686	2.6%	1,933,361	3.4%
Puerto Rico	842,348	2.0%	1,096,917	1.9%
Washington	756,546	1.8%	1,033,840	1.8%
Total of top ten states	18,348,211	44.5%	24,263,354	42.2%
Total of other states	11,664,852	28.3%	14,945,109	26.0%
Domestic structured finance	7,228,498	17.5%	11,927,230	20.7%
International	3,995,625	9.7%	6,384,637	11.1%
Total	$41,237,186	100.0%	$57,520,330	100.0%

9	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Sector Breakout

Public Finance	Net Par (3/31/2004)	Percent of total	Net Par (12/31/2003)	Percent of total
General Obligations	$9,610,145	23.2%	$11,926,347	20.6%
Utilities	5,234,498	12.7%	7,034,723	12.2%
Healthcare	4,996,790	12.1%	6,270,554	10.9%
Transportation	4,405,094	10.7%	6,808,469	11.8%
Tax-Backed	2,849,879	6.9%	3,615,302	6.3%
Investor-Owned Utilities	1,723,642	4.2%	2,176,923	3.8%
Education	1,269,217	3.1%	1,878,134	3.3%
Housing	717,560	1.7%	1,192,983	2.1%
Other Public Finance	494,309	1.2%	594,681	1.0%
Second-To-Pay Muni Wrap	404,187	1.0%	405,073	0.7%
Long-Term Care	86,137	0.2%	93,903	0.2%
Subtotal Public Finance	$31,791,458	77.0%	$41,997,092	72.9%

Structured Finance	Net Par (3/31/2004)	Percent of total	Net Par (12/31/2003)	Percent of total
Collateralized Debt Obligations	$3,204,075	7.8%	$4,078,503	7.1%
Asset-Backed – Consumer	2,704,973	6.6%	6,247,278	10.9%
Asset-Backed – Commercial and Other	1,621,175	3.9%	2,848,456	5.0%
Asset-Backed – Mortgage and MBS	1,176,133	2.9%	1,590,747	2.8%
Other Structured Finance	739,372	1.8%	758,254	1.3%
Subtotal Structured Finance	$9,445,728	23.0%	$15,523,238	27.1%
Total	$41,237,186	100.0%	$57,520,330	100.0%

10	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Rating Distribution

Rating*	Net Par (3/31/2004)	Percent of total	Net Par (12/31/2003)	Percent of total
AAA	$4,952,765	11.9%	$7,134,726	12.4%
AA	11,403,346	27.7%	14,384,011	25.0%
A	17,011,608	41.3%	23,100,368	40.2%
BBB	6,231,100	15.1%	10,405,340	18.1%
Investment Grade	71,983	0.2%	193,402	0.3%
Below Investment Grade	480,393	1.2%	638,460	1.1%
Not Rated	1,085,991	2.6%	1,664,023	2.9%
Total	$41,237,186	100.0%	$57,520,330	100.0%

*	Indicated category reflects highest rating of the three rating agencies.

11	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

10 Largest Public Finance Exposures

	Net Par (3/31/2004)	Percent of total Net Par	Rating*
Long Island Power Authority NY	$295,368	0.72%	A–
Illinois State GO	261,846	0.63%	AA
California State	247,031	0.60%	Baa1
Puerto Rico Commonwealth Highway & Transit	235,623	0.57%	A
City of Houston, Texas	230,483	0.56%	AA
New York City Muni Water Finance	225,352	0.55%	AA
City of Chicago	218,845	0.53%	A+
New York & New Jersey Port Authority	218,525	0.53%	AA–
Houston Airport System	216,792	0.53%	A1
Southern California Public Power Authority	207,165	0.50%	Aa2
Total top ten	$2,357,030	5.72%

10 Largest Structured Finance Exposures

	Net Par (3/31/2004)	Percent of total Net Par	Rating*
European Static Synthetic CDO	$288,000	0.70%	AAA
U.S. Static Synthetic CDO	270,000	0.65%	AA
European RMBS	220,955	0.54%	AAA
U.S. Static Synthetic CDO	204,000	0.49%	AAA
Mid-State Homes Trust IV	190,425	0.46%	BBB
European RMBS	188,394	0.46%	AAA
U.S. Static Synthetic CDO	180,000	0.44%	AAA
ABCP	167,500	0.41%	BBB
Leveraged Lease	163,001	0.40%	AAA
Providian Gateway Master Trust	150,000	0.36%	BBB
Total top ten	$2,022,275	4.91%

*	Indicated category reflects highest rating of the three rating agencies except for leveraged lease which was provided by the ceding company.

12	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Management Team

Martin A. Kamarck

President

David J. Beidler

Senior Vice President, Senior Counsel

Sally B. Campbell

Senior Vice President, Public Finance

John C. DeLuca

Senior Vice President, Market Development

Bonita Z. Dorland

Senior Vice President, Chief Risk Officer

Paul C. Larsen

Vice President, Managing Director of Client and Portfolio Management

Anna M. Laudon

Vice President, Managing Director of Asset Backed Securities

Andrew C.J. Poole

Managing Director, Radian Asset Assurance Ltd. & Radian Representatives Ltd.

Jack Praschnik

Senior Vice President, Global Strategies

Andrew Reid

Vice President, Managing Director of Global Markets

Patrick Rossi

Senior Vice President, Controller

Jeffrey C. Salton

Senior Vice President, Operations and Analysis

Hao Wu

Vice President, Managing Director of Financial Products

13	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Radian Reinsurance Inc. Management Team

Quarterly Operating Supplement

Radian Reinsurance Inc.

Safe Harbor Statement

All statements in this document that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events.

The forward-looking statements involve risks and uncertainties including the following: changes in general financial and political conditions, such as extended national or regional economic recessions, changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel.

Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2003 in the section immediately preceding Part I of the report.

Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

14	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Safe Harbor Statement